EXHIBIT 99.2

Third Quarter 2014 Conference Call October 21, 2014 Built for success, positioned for growth

Built for success, positioned for growth This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.  Social Media From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group). * Forward-Looking Statements

Built for success, positioned for growth Executive Summary (pg. 4) Operational Highlights by Segment (pg. 8) Key Balance Sheet Metrics (pg. 13) 2014 Outlook (pg. 16) Non-GAAP Reconciliations (pg. 22) Questions & Answers Intervention riser system undergoing testing * Presentation Outline

Built for success, positioned for growth * Executive Summary Q5000 under construction in Singapore

Built for success, positioned for growth See non-GAAP reconciliations on slide 23. * Executive Summary

Built for success, positioned for growth Q3 2014 earnings per diluted share of $0.71 per diluted share compared to $0.55 per diluted share in Q2 2014 Contracting Services and Production Facilities 97% utilization of Well Intervention vessels; strong outlook and backlog expected for remainder of 2014 and beyond Q4000 at 89% utilization for Q3 Helix 534 continues operations in the Gulf of Mexico; in Q3 the vessel was fully utilized The combined utilization of all three North Sea well intervention vessels was 99% in Q3 Skandi Constructor completed the company’s first well intervention project in Canadian waters Robotics chartered vessel fleet utilization of 90% in Q3 (86% for long-term chartered fleet); 78% for ROVs, trenchers and ROVDrill Four of the five trenchers were utilized throughout the quarter for an overall trencher utilization of 69%, yielding our strongest trenching quarter of the year at 316 days in Q3 * Executive Summary

Built for success, positioned for growth Balance sheet Liquidity* of $1.1 billion at 09/30/2014 Cash and cash equivalents totaled $547 million at 09/30/2014 Net debt of $7 million at 09/30/2014 See updated debt maturity profile on slide 14 We define liquidity as the total of cash and cash equivalents ($547 million) plus unused capacity under our revolving credit facility ($583 million). * Executive Summary

Built for success, positioned for growth Operational Highlights *

Built for success, positioned for growth 97% utilization for the Well Intervention fleet 90% chartered vessel utilization in Robotics Robotics utilized 3 spot vessels for a total of 197 days in the quarter Skandi Constructor completed company’s first well intervention project in Canadian waters Q4000 * Business Segment Results

Built for success, positioned for growth GOM Q4000 was 89% utilized during Q3; vessel down for 10 days for thruster repairs Helix 534 fully utilized during Q3 Both vessels are expecting strong utilization in Q4 of 2014 IRS no. 2 on hire for the entire quarter (14 days at standby rate) North Sea 99% utilization of all three vessels during Q3 on a variety of well intervention projects Skandi Constructor completed its first well intervention campaign in Canadian waters in August Skandi Constructor scheduled for an ~30 day dry dock commencing in November 2014 Seawell re-fit dry dock expected to commence in December 2014 with return to service early Q2 of 2015 * Well Intervention Q5000 at shipyard in Singapore Skandi Constructor in Bay Bulls Canada

Robotics

- 90% chartered vessel fleet utilization in Q3
  - 197 days utilized on spot vessels (100% utilization)
  - *Olympic Triton* returned to vessel owner in September
- 78% utilization for ROVs, trenchers and ROVDrill
- *T1500* jet trencher completed both oil & gas and windfarm trenching projects on-board a spot vessel during the quarter
- *REM Installer* completed a seven month "walk-to-work" accommodation project in the North Sea; vessel transiting to the GOM in early Q4 of 2014
- *Grand Canyon* completed North Sea trenching project utilizing *T1200* jet trencher, then returned to North Sea to commence ROV services project
- *Olympic Canyon* fully utilized in India during Q3
- *Deep Cygnus* completed ROV services project and dive support project in the North Sea; vessel off-hire for approximately 24 days in September for scheduled crane maintenance


HELIX

Workclass ROV - UHD 86

Built for success, positioned for growth

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Built for success, positioned for growth Olympic Canyon (1) Deep Cygnus (1) Olympic Triton (1,2) Grand Canyon (1) REM Installer (1) Spot vessels (1,3) Seawell Well Enhancer Q4000 Skandi Constructor (1) H534 56 ROVs 2 ROVDrill Units 5 Trenchers Chartered vessel Vessel returned to owner in September 2014. Robotics chartered various spot vessels during Q3 of 2014 for a total of 197 days. * Utilization

Built for success, positioned for growth * Key Balance Sheet Metrics

Built for success, positioned for growth Total funded debt of $576 million at end of Q3 2014: $200 million Convertible Senior Notes – 3.25% (A) ($178 million net of unamortized debt discount) $281 million Term Loan – LIBOR + 2.25% (B) Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5 $95 million MARAD Debt – 4.93% Semi-annual amortization payments Convertible Notes Term Loan MARAD Debt Stated maturity 2032. First put / call date is March 2018. We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps. * Debt Instrument Profile

Built for success, positioned for growth Liquidity of approximately $1.1 billion at 09/30/2014 ($ amounts in millions) Includes impact of unamortized debt discount under our convertible senior notes. We define liquidity as the total of cash and cash equivalents ($547 million) plus unused capacity under our revolving credit facility ($583 million). * Debt and Liquidity Profile

Built for success, positioned for growth 2014 Outlook *

Built for success, positioned for growth Earnings per share estimates based on a corporate tax rate ranging from 25% − 30%. * 2014 Outlook

Built for success, positioned for growth Total backlog as of September 30, 2014 was approximately $2.4 billion, of which approximately $2.3 billion is associated with our Well Intervention and Robotics businesses Utilization expected to remain strong for the well intervention fleet Q4000 has full backlog through 2015; current clients have first right of refusal to extend commitments into 2017 Helix 534 is expecting strong utilization in Q4 of 2014, with visibility into 2017 Q5000 backlog currently a minimum of 270 days annually in first 5 years of operations Siem Helix 1 & 2 chartered vessels under contract in Brazil for an initial period of four years, commencing mid-2016 Seawell re-fit dry dock expected to commence in December 2014 with return to service in early Q2 of 2015 Skandi Constructor scheduled for ~30 day dry dock in November 2014. Well Enhancer committed to the North Sea until December, when it will transit to Spain for diving operations with potential intervention work. The vessel is expected to return to the North Sea in February 2015, where it has full backlog through November 2015. * 2014 Outlook

Built for success, positioned for growth Rem Installer currently transiting to the Gulf of Mexico to provide a presence for a dedicated ROV support vessel for ROV services in the region Deep Cygnus completing jet trenching scopes with T1500 in the North Sea, then expected to transit to the GOM at the end of Q4 2014 to perform trenching on ROV services projects Grand Canyon, T1200 and i-Trencher to complete a cable burial project in the North Sea, then expected to transit to the Middle East to commence a cable burial project offshore Qatar mid Q4 2014 through Q2 2015 Grand Canyon II and III vessels expected to enter Robotics long-term chartered fleet in Q1 and Q2 of 2015, respectively * 2014 Outlook

Built for success, positioned for growth Gulf of Mexico well intervention fleet activity is expected to remain strong in 2015 and beyond Both vessels, Q4000 and H534, have regulatory dry docks in 2015, which provide headwinds in 2015 North Sea based well intervention activity may be softer during the winter months Seawell refurbishment project is expected to near 90+ days in early 2015 Q5000 expected to enter fleet in Q3 of 2015 Robotics expected to follow record 2014 with another strong year * Looking Forward

Built for success, positioned for growth Total capital expenditures forecasted at approximately $385 million for 2014; $242 million incurred year-to-date(A) $68 million incurred in Q3, including: Approximately $40 million for well intervention newbuilds Approximately $13 million in Robotics Approximately $6 million incurred intervention riser system newbuilds Approximately $9 million of maintenance capex, IT and leasehold improvements; includes $8 million in capex associated with the Seawell life extension project Total growth capital of approximately $305 million Total maintenance capital of approximately $55 million Other capital includes $5 million in IT and leasehold improvements and approximately $20 million used to acquire the minority interest in the Helix Producer I * 2014 Outlook – Capex Incurred capital expenditures include capitalized interest

Built for success, positioned for growth Non-GAAP Reconciliations *

Built for success, positioned for growth We calculate Adjusted EBITDA from continuing operations as earnings before net interest expense and other, taxes, depreciation and amortization. This non-GAAP measure is useful to investors and other internal and external users of our financial statements in evaluating our operating performance; it is widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDA from continuing operations should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income and other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded from this measure. * Non-GAAP Reconciliations

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